                                   Rule 497(e) File Nos. 002-90519 and 811-4007

                    SMITH BARNEY INTERNATIONAL LARGE CAP FUND

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2002

MANAGEMENT. The manager now delegates the daily management of the investments of the fund to its affiliate, Citigroup Asset Management Ltd., as subadviser. The subadviser's address is 4th Floor, Cottons Centre, Box 200, Mays Lane, London SE1 2QT. The manager continues to oversee the fund's operations. Subject to the oversight of the manager, the subadviser selects the fund's investments.

A team of individuals employed by the subadviser manages the day-to-day operations of the fund.

The subadviser's compensation is payable by the manager.


                                                               JANUARY 21, 2003




                                                                      FD 02682

                                   Rule 497(e) File Nos. 002-90519 and 811-4007

                    SMITH BARNEY INTERNATIONAL LARGE CAP FUND

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2002

MANAGEMENT

SUBADVISER

The manager now delegates the daily management of the investments of the fund to its affiliate, Citigroup Asset Management Ltd., as subadviser. The subadviser had previously performed certain investment management services on behalf of the manager with respect to investments by the fund in certain European securities.

It is the responsibility of the subadviser to make the day-to-day investment decisions for the fund, and to place the purchase and sales orders for securities transactions concerning those assets, subject in all cases to the general supervision of the manager. The subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the assets of the fund and effecting securities transactions for the fund.

The manager has entered into a Sub-Advisory Agreement with the subadviser. Unless otherwise terminated, the Sub- Advisory Agreement will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the fund's Trustees or by a vote of a majority of the outstanding voting securities of the fund, and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Sub-Advisory Agreement.

The Sub-Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the Investment Company Act of 1940, as amended) or by a vote of the fund's Trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940, as amended). The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the subadviser on not less than 90 days' written notice to the manager. The Sub-Advisory Agreement provides that neither the subadviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Sub-Advisory Agreement.

For its services under the Sub-Advisory Agreement, the subadviser is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 0.55% of the aggregate assets of the fund allocated to the subadviser. The subadviser's compensation is payable by the manager.


                                                               JANUARY 21, 2003

                                                                      FD 02681